UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 6, 2019

FOUNDATION BUILDING MATERIALS, INC.
(Exact Name of the Registrant as Specified in Charter)

Delaware	001-38009	81-4259606
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2741 Walnut Avenue, Suite 200, Tustin, California	92780
(Address of Principal Executive Offices)	(Zip Code)

(714) 380-3127
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Tile of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	FBM	New York Stock Exchange

Item 2.02. Results of Operations and Financial Condition.

On May 6, 2019, Foundation Building Materials, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting the issuance of a press release announcing its financial results for the first quarter ended March 31, 2019 and providing updated guidance for 2019 (the "Original Earnings Release").  As a result of a technical formatting error, the version of the Original Earnings Release attached as Exhibit 99.1 to the Original Form 8-K included inaccurate financial data, which was limited to the earnings (loss) per share data, adjusted earnings (loss) per share data, and weighted average shares outstanding data set forth on the Condensed Consolidated Statements of Operations.  However, the remaining financial data contained in the Original Earnings Release was accurate at the time the Original Form 8-K was furnished.

This amendment to the Original Form 8-K (this “Form 8-K/A”) is being filed for the purpose of correcting the inaccurate financial data contained in the Original Earnings Release.  A revised draft of the Original Earnings Release, which includes the corrected financial data, is attached hereto as Exhibit 99.1 and incorporated herein by reference (the “Revised Earnings Release”).  The information contained within the Revised Earnings Release amends and supersedes the information contained within the Original Earnings Release in all respects.

The information included or incorporated by reference in this Item 2.02, including the Revised Earnings Release attached as Exhibit 99.1, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD.

The Company intends to reference a slide deck (the “Presentation”) during the Company’s conference call to discuss its financial results for its first quarter ended March 31, 2019. A copy of the Presentation can be accessed on the Company’s website – investors.fbmsales.com by selecting "Presentations" under the "Events and Presentations" section.

The information included or incorporated by reference in this Item 7.01, including the Presentation, is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by Foundation Building Materials, Inc. on May 6, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUNDATION BUILDING MATERIALS, INC.

Date: May 7, 2019	By:	/s / Richard Tilley
	Name:	Richard Tilley
	Title:	Vice President, General Counsel and Secretary